UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05851

MFS INTERMARKET INCOME TRUST I

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

November 30, 2013

MFS® INTERMARKET INCOME TRUST I

CMK-ANN

MFS® INTERMARKET INCOME TRUST I

New York Stock Exchange Symbol: CMK

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

The global economy continues to grow at a modest pace. U.S. job growth has picked up in recent months, and gross domestic product growth has accelerated each quarter.

The U.K. and eurozone economies are expanding again. China’s economy has regained traction, while Japan’s government and central bank have revived a once-struggling economy.

However, challenges still exist. The eurozone recovery remains uneven, with France at risk of sliding back into recession, and unemployment rates among the region’s northern countries differ substantially with rates in the south. China faces risks in its pursuit of greater domestic consumption. Japan is bracing itself for the national sales tax increase in April. The U.S. Federal Reserve remains a key focus for investors. As the nation’s economy improves, there are rising expectations that the Fed may start to shift away from its accommodative monetary policy.

Managing risk in the face of uncertainty is always a top priority for investors. At MFS®, our collaborative process employs integrated, global research and active risk management. Our team of investment professionals shares ideas and evaluates opportunities that span continents, investment disciplines and asset classes. Our goal is to build better insights, and ultimately better results, for our clients.

We understand and appreciate the economic challenges investors face, and we believe in the value of maintaining a long-term view and employing time-tested principles, such as asset allocation and diversification. We are confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 15, 2014

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at market value

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
High Grade Corporates	56.9%
High Yield Corporates	36.3%
Non-U.S. Government Bonds	10.4%
Emerging Markets Bonds	6.7%
Commercial Mortgage-Backed Securities	1.2%
Mortgage-Backed Securities	0.9%
Floating Rate Loans	0.9%
Asset-Backed Securities	0.6%
Municipal Bonds	0.4%
Collateralized Debt Obligations	0.3%
U.S. Government Agencies (o)	0.0%
U.S. Treasury Securities	(15.2)%

Composition including fixed income credit quality (a)(i)
AAA	3.7%
AA	5.2%
A	23.0%
BBB	42.5%
BB	17.3%
B	16.0%
CCC	5.9%
C (o)	0.0%
D (o)	0.0%
Federal Agencies	0.9%
Not Rated	(15.1)%
Non-Fixed Income	0.2%
Cash & Other	0.4%

Portfolio facts (i)
Average Duration (d)	4.5
Average Effective Maturity (m)	6.7 yrs.

Portfolio Composition – continued

Issuer country weightings (i)(x)
United States	60.7%
United Kingdom	5.1%
Netherlands	3.8%
Canada	3.4%
France	3.2%
Italy	2.8%
Australia	2.3%
Japan	2.1%
Russia	1.8%
Other Countries	14.8%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and commodities. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Portfolio Composition – continued

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 11/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS InterMarket Income Trust I (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund normally invests at least 80% of its net assets in US and foreign government securities and high income debt instruments.

For the twelve months ended November 30, 2013, shares of the MFS InterMarket Income Trust I provided a total return of 2.44%, at net asset value and a total return of –3.23%, at market value. This compares with a return of 8.54% for the fund’s benchmark, the Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (“Barclays Index”). Over the same period, the fund’s other benchmark, the MFS InterMarket Income Trust I Blended Index (“Blended Index”), generated a return of 1.02%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the US Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the US budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the US waned. In the middle of the period, concerns that the US Federal Reserve (Fed) would begin tapering its quantitative easing (QE) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over US fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient US growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity

Management Review – continued

investors appeared to have concluded that there would be no major change in US monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

Detractors from Performance

The fund’s lesser exposure to non-US bonds detracted from performance relative to the Blended Index.

Yield curve (y) positioning in Japanese bonds, particularly the fund’s lesser exposure to shifts in the long portion (centered around maturities of 10 or more years) of the Japanese yield curve, was another area of relative weakness.

Contributors to Performance

A greater exposure to corporate bonds in the financial and banking sectors benefited relative performance as both sectors outperformed the broad market over the period. The portion of the fund’s return derived from yield, which was greater than that of the Blended Index, was also a contributor to relative results.

The fund’s lesser exposure to emerging markets debt, particularly an avoidance of Venezuelan bonds, aided relative performance as this market segment turned in weak performance over the reporting period.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage enhanced its absolute positive returns.

Respectfully,

James Calmas	William Adams	Ward Brown
Portfolio Manager	Portfolio Manager	Portfolio Manager

David Cole	Matthew Ryan	Erik Weisman
Portfolio Manager	Portfolio Manager	Portfolio Manager

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Note to Shareholders: Effective December 1, 2012, Erik Weisman is also a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/13

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS InterMarket Income Trust I

Year Ended 11/30/13

	Date		Price
Net Asset Value	11/30/13		$9.25
	11/30/12		$9.57
New York Stock Exchange Price	11/30/13		$8.09
	1/18/13	(high) (t)	$8.91
	6/24/13	(low) (t)	$7.90
	11/30/12		$8.86

Total Returns vs Benchmarks

Year Ended 11/30/13

MFS InterMarket Income Trust I at
New York Stock Exchange Price (r)	(3.23)%
Net Asset Value (r)	2.44%

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	8.54%

MFS InterMarket Income Trust I Blended Index (f)(w)	1.02%

Barclays U.S. Credit Bond Index (f)	(1.85)%

Barclays U.S. Government/Mortgage Bond Index (f)	(1.58)%

Citigroup World Government Bond Non-Dollar Hedged Index (f)	2.20%

Citigroup World Government Bond Non-Dollar Index (f)	(4.75)%

JPMorgan Emerging Markets Bond Index Global (f)	(6.26)%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2012 through November 30, 2013.

Performance Summary – continued

(w)	MFS InterMarket Income Trust I Blended Index is at a point in time and allocations during the period can change. As of November 30, 2013, the blended index was comprised of 10% Barclays U.S. Credit Bond Index, 33% Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 14% JPMorgan Emerging Markets Bond Index Global, 8.5% Citigroup World Government Bond Non-Dollar Hedged Index, 8.5% Citigroup World Government Bond Non-Dollar Index, and 26% Barclays U.S. Government/Mortgage Bond Index.

Benchmark Definitions

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

Citigroup World Government Bond Non-Dollar Hedged Index – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

Citigroup World Government Bond Non-Dollar Index – a market capitalization-weighted index that is designed to represent the performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

Performance Summary – continued

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
James Calmas	Lead and Investment Grade Debt Instruments Portfolio Manager	2007	Investment Officer of MFS; employed in the investment management area of MFS since 1988.

William Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Matthew Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Erik Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940 - 3078.

PORTFOLIO OF INVESTMENTS

11/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 112.3%
Issuer	Shares/Par	Value ($)
Aerospace - 0.9%
Alliant Techsystems, Inc., 5.25%, 2021 (n)	$40,000	$40,200
Bombardier, Inc., 7.5%, 2018 (n)	95,000	107,825
Bombardier, Inc., 7.75%, 2020 (n)	75,000	85,313
Bombardier, Inc., 6.125%, 2023 (n)	75,000	74,625
CPI International, Inc., 8%, 2018	105,000	108,628
Huntington Ingalls Industries, Inc., 7.125%, 2021	240,000	261,600
Kratos Defense & Security Solutions, Inc., 10%, 2017	195,000	211,088

		$889,279
Apparel Manufacturers - 0.5%
Hanesbrands, Inc., 6.375%, 2020	$120,000	$131,100
Jones Group, Inc., 6.875%, 2019	70,000	71,575
PVH Corp., 7.375%, 2020	205,000	223,963
PVH Corp., 4.5%, 2022	65,000	61,100

		$487,738
Asset-Backed & Securitized - 2.0%
Anthracite Ltd., “A”, CDO, FRN, 0.526%, 2019 (n)	$12,289	$12,251
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	15,042	15,428
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	260,000	287,013
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.952%, 2039	194,736	215,208
CWCapital Cobalt Ltd., “A4”, FRN, 5.963%, 2046	203,040	226,966
Equity One ABS, Inc., FRN, 4.205%, 2034	139,205	138,536
GMAC Mortgage Corp. Loan Trust, FRN, 5.865%, 2034	136,529	140,350
HLSS Servicer Advance Receivables Trust, 2013-T1, “A2”, 1.495%, 2046 (n)	300,000	299,820
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 6.002%, 2049	396,688	406,793
Race Point CLO Ltd., “A1A”, FRN, 0.441%, 2021 (n)	299,211	295,538

		$2,037,903
Automotive - 2.3%
Accuride Corp., 9.5%, 2018	$165,000	$163,763
Allison Transmission, Inc., 7.125%, 2019 (n)	185,000	199,338
Daimler Finance North America LLC, 1.875%, 2018 (n)	521,000	518,701
General Motors Financial Co., Inc., 6.75%, 2018	170,000	192,525
General Motors Financial Co., Inc., 4.25%, 2023 (n)	60,000	57,150
Goodyear Tire & Rubber Co., 6.5%, 2021	160,000	169,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Goodyear Tire & Rubber Co., 7%, 2022	$40,000	$43,100
Hyundai Capital America, 1.875%, 2016 (n)	230,000	232,061
Jaguar Land Rover PLC, 8.125%, 2021 (n)	150,000	169,875
Jaguar Land Rover PLC, 5.625%, 2023 (n)	150,000	148,875
Lear Corp., 8.125%, 2020	52,000	57,460
Lear Corp., 4.75%, 2023 (n)	25,000	23,813
TRW Automotive, Inc., 4.45%, 2023 (n)	313,000	310,653

		$2,286,914
Biotechnology - 0.5%
Life Technologies Corp., 6%, 2020	$400,000	$455,828

Broadcasting - 2.8%
AMC Networks, Inc., 7.75%, 2021	$114,000	$128,250
CBS Corp., 5.75%, 2020	110,000	124,401
Clear Channel Communications, Inc., 9%, 2021	118,000	119,180
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	25,000	25,750
Clear Channel Worldwide Holdings, Inc., 6.5%, 2022	90,000	93,150
Clear Channel Worldwide Holdings, Inc., “A”, 7.625%, 2020	5,000	5,225
Clear Channel Worldwide Holdings, Inc., “B”, 7.625%, 2020	30,000	31,650
Hughes Network Systems LLC, 7.625%, 2021	60,000	66,150
IAC/InterActive Corp., 4.875%, 2018 (z)	20,000	20,425
IAC/InterActive Corp., 4.75%, 2022	80,000	74,000
Inmarsat Finance PLC, 7.375%, 2017 (n)	130,000	135,200
Intelsat Jackson Holdings S.A., 6.625%, 2022 (n)	85,000	86,700
Intelsat Jackson Holdings S.A., 6.625%, 2022	110,000	112,200
Intelsat S.A., 8.125%, 2023 (n)	200,000	211,000
LBI Media, Inc., 13.5% to 2015, 11.5% to 2020 (n)(p)	41,136	24,270
Liberty Media Corp., 8.5%, 2029	105,000	111,694
Liberty Media Corp., 8.25%, 2030	35,000	37,144
Netflix, Inc., 5.375%, 2021 (n)	75,000	76,313
News America, Inc., 8.5%, 2025	233,000	294,267
Nexstar Broadcasting, Inc., 6.875%, 2020	110,000	116,325
SIRIUS XM Radio, Inc., 4.25%, 2020 (n)	20,000	19,100
SIRIUS XM Radio, Inc., 5.875%, 2020 (n)	10,000	10,313
SIRIUS XM Radio, Inc., 5.25%, 2022 (n)	50,000	50,625
Univision Communications, Inc., 6.875%, 2019 (n)	125,000	134,688
Univision Communications, Inc., 7.875%, 2020 (n)	145,000	161,313
Univision Communications, Inc., 8.5%, 2021 (n)	75,000	83,063
WPP Finance, 8%, 2014	400,000	421,986

		$2,774,382
Brokerage & Asset Managers - 1.0%
Blackstone Holdings Finance Co. LLC, 4.75%, 2023 (n)	$301,000	$313,718
E*TRADE Financial Corp., 6.375%, 2019	225,000	240,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - continued
TD Ameritrade Holding Corp., 5.6%, 2019	$350,000	$406,911

		$961,379
Building - 1.7%
Allegion U.S. Holding Co., Inc., 5.75%, 2021 (n)	$60,000	$62,250
Boise Cascade Co., 6.375%, 2020	65,000	68,250
Building Materials Holding Corp., 6.875%, 2018 (n)	15,000	16,013
Building Materials Holding Corp., 7%, 2020 (n)	200,000	215,000
Building Materials Holding Corp., 6.75%, 2021 (n)	70,000	75,425
CEMEX Espana S.A., 9.25%, 2020 (n)	165,000	179,231
CRH PLC, 8.125%, 2018	210,000	259,746
Gibraltar Industries, Inc., 6.25%, 2021	45,000	46,350
HD Supply, Inc., 8.125%, 2019	50,000	55,813
HD Supply, Inc., 7.5%, 2020	110,000	116,600
Nortek, Inc., 8.5%, 2021	150,000	165,750
Owens Corning, Inc., 4.2%, 2022	166,000	160,887
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10%, 2020 (n)	74,000	83,250
USG Corp., 6.3%, 2016	132,000	141,900
USG Corp., 7.875%, 2020 (n)	45,000	49,838
USG Corp., 5.875%, 2021 (n)	25,000	25,875

		$1,722,178
Business Services - 1.0%
Equinix, Inc., 4.875%, 2020	$70,000	$69,825
Equinix, Inc., 5.375%, 2023	40,000	39,300
Fidelity National Information Services, Inc., 5%, 2022	90,000	92,025
First Data Corp., 10.625%, 2021 (n)	125,000	135,000
iGate Corp., 9%, 2016	205,000	219,094
Iron Mountain, Inc., 8.375%, 2021	72,000	77,760
Lender Processing Services, Inc., 5.75%, 2023	40,000	41,600
NeuStar, Inc., 4.5%, 2023	95,000	85,263
Tencent Holdings Ltd., 3.375%, 2018 (n)	209,000	213,635

		$973,502
Cable TV - 2.3%
CCO Holdings LLC, 8.125%, 2020	$180,000	$196,650
CCO Holdings LLC, 7.375%, 2020	40,000	43,500
CCO Holdings LLC, 6.5%, 2021	155,000	161,781
CCO Holdings LLC/CCO Capital Corp., 5.75%, 2024	40,000	37,700
Cequel Communications Holdings, 6.375%, 2020 (n)	95,000	98,088
Cox Communications, Inc., 3.25%, 2022 (n)	413,000	378,179
DIRECTV Holdings LLC, 5.875%, 2019	160,000	182,780
DISH DBS Corp., 7.875%, 2019	40,000	46,300

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
DISH DBS Corp., 6.75%, 2021		$55,000	$59,263
DISH DBS Corp., 5%, 2023		85,000	80,963
NBCUniversal Enterprise, Inc., 1.974%, 2019 (n)		247,000	242,375
Time Warner Cable, Inc., 8.25%, 2019		110,000	129,117
Time Warner Cable, Inc., 4%, 2021		170,000	158,245
Time Warner Cable, Inc., 4.5%, 2042		90,000	66,582
UPC Holding B.V., 9.875%, 2018 (n)		100,000	107,375
UPCB Finance III Ltd., 6.625%, 2020 (n)		150,000	159,750
Ziggo Bond Co. B.V., 8%, 2018 (n)	EUR	100,000	144,680

			$2,293,328
Chemicals - 1.8%
Celanese U.S. Holdings LLC, 6.625%, 2018		$55,000	$59,056
Celanese U.S. Holdings LLC, 5.875%, 2021		63,000	67,253
Celanese U.S. Holdings LLC, 4.625%, 2022		50,000	48,000
Dow Chemical Co., 8.55%, 2019		540,000	698,781
Hexion U.S. Finance Corp., 6.625%, 2020		60,000	61,125
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2018		95,000	98,681
Huntsman International LLC, 8.625%, 2021		165,000	184,800
INEOS Finance PLC, 8.375%, 2019 (n)		200,000	222,250
NOVA Chemicals Corp., 5.25%, 2023 (n)		65,000	66,950
Polypore International, Inc., 7.5%, 2017		50,000	53,000
Sociedad Quimica y Minera de Chile S.A., 5.5%, 2020 (n)		140,000	143,615
Tronox Finance LLC, 6.375%, 2020		120,000	120,150

			$1,823,661
Computer Software - 0.6%
Infor (US), Inc., 11.5%, 2018		$75,000	$86,625
Oracle Corp., 5.375%, 2040		244,000	262,179
Syniverse Holdings, Inc., 9.125%, 2019		140,000	152,950
VeriSign, Inc., 4.625%, 2023		105,000	100,538

			$602,292
Computer Software - Systems - 0.4%
Audatex North America, Inc., 6%, 2021 (n)		$90,000	$94,050
Audatex North America, Inc., 6.125%, 2023 (n)		20,000	20,650
CDW LLC/CDW Finance Corp., 12.535%, 2017		10,000	10,475
CDW LLC/CDW Finance Corp., 8.5%, 2019		125,000	138,906
Seagate HDD Cayman, 3.75%, 2018 (n)		165,000	166,444

			$430,525
Conglomerates - 1.0%
Amsted Industries, Inc., 8.125%, 2018 (n)		$175,000	$184,625
BC Mountain LLC, 7%, 2021 (n)		50,000	49,750
Dynacast International LLC, 9.25%, 2019		70,000	77,000
Griffon Corp., 7.125%, 2018		140,000	149,450

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Renaissance Acquisition, 6.875%, 2021 (n)	$155,000	$155,388
Rexel S.A., 6.125%, 2019 (n)	200,000	208,000
Silver II Borrower, 7.75%, 2020 (n)	150,000	158,250
WESCO Distribution, Inc., 5.375%, 2021 (z)	15,000	15,113

		$997,576
Construction - 0.0%
Empresas ICA S.A.B. de C.V., 8.9%, 2021	$25,000	$23,875

Consumer Products - 0.7%
Elizabeth Arden, Inc., 7.375%, 2021	$95,000	$103,669
Jarden Corp., 7.5%, 2020	100,000	108,250
Mattel, Inc., 5.45%, 2041	219,000	220,169
Newell Rubbermaid, Inc., 4.7%, 2020	94,000	99,293
Prestige Brands, Inc., 8.125%, 2020	40,000	44,450
Spectrum Brands Escrow Corp., 6.375%, 2020 (n)	90,000	95,850

		$671,681
Consumer Services - 0.8%
ADT Corp., 6.25%, 2021 (n)	$65,000	$67,844
ADT Corp., 4.125%, 2023	45,000	39,840
Experian Finance PLC, 2.375%, 2017 (n)	297,000	296,376
Monitronics International, Inc., 9.125%, 2020	25,000	26,375
Monitronics International, Inc., 9.125%, 2020 (n)	95,000	100,225
QVC, Inc., 7.375%, 2020 (n)	70,000	75,744
Service Corp. International, 7%, 2017	215,000	241,338

		$847,742
Containers - 1.0%
Ardagh Packaging Finance PLC, 9.125%, 2020 (n)	$200,000	$215,000
Ball Corp., 5%, 2022	52,000	51,350
Ball Corp., 4%, 2023	25,000	22,438
Berry Plastics Group, Inc., 9.5%, 2018	30,000	32,400
Berry Plastics Group, Inc., 9.75%, 2021	50,000	58,188
Crown American LLC, 4.5%, 2023	165,000	153,038
Reynolds Group, 7.125%, 2019	200,000	214,000
Reynolds Group, 5.75%, 2020	55,000	56,375
Reynolds Group, 8.25%, 2021	200,000	210,500

		$1,013,289
Defense Electronics - 0.5%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$300,000	$350,296
Ducommun, Inc., 9.75%, 2018	100,000	111,500

		$461,796

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Electrical Equipment - 0.5%
Arrow Electronics, Inc., 3%, 2018	$105,000	$106,770
Avaya, Inc., 9.75%, 2015	40,000	40,000
Avaya, Inc., 7%, 2019 (n)	25,000	24,313
Ericsson, Inc., 4.125%, 2022	298,000	293,682

		$464,765
Electronics - 0.8%
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	$83,000	$89,536
Nokia Corp., 5.375%, 2019	35,000	36,269
Nokia Corp., 6.625%, 2039	30,000	29,700
NXP B.V., 5.75%, 2023 (n)	200,000	204,500
Sensata Technologies B.V., 6.5%, 2019 (n)	260,000	280,150
Tyco Electronics Group S.A., 3.5%, 2022	126,000	120,872

		$761,027
Emerging Market Quasi-Sovereign - 3.2%
Comision Federal de Electricidad, 5.75%, 2042 (n)	$202,000	$184,830
Gaz Capital S.A., 3.85%, 2020 (n)	280,000	270,200
Gaz Capital S.A., 5.999%, 2021 (n)	342,000	359,100
Gaz Capital S.A., 4.95%, 2028 (n)	239,000	207,930
Korea Gas Corp., 2.25%, 2017 (n)	370,000	372,096
Petrobras Global Finance Co., 4.375%, 2023	16,000	14,541
Petrobras International Finance Co., 7.875%, 2019	163,000	188,524
Petrobras International Finance Co., 6.75%, 2041	167,000	158,794
Petroleos Mexicanos, 5.5%, 2021	178,000	191,350
Petroleos Mexicanos, 4.875%, 2022	110,000	112,750
Petroleos Mexicanos, 6.5%, 2041	127,000	128,434
Ras Laffan Liquefied Natural Gas Co. Ltd., 5.832%, 2016 (n)	137,005	145,910
Rosneft, 3.149%, 2017 (n)	200,000	202,000
Rosneft, 4.199%, 2022 (n)	285,000	260,775
Sinopec Capital (2013) Ltd., 3.125%, 2023 (n)	200,000	182,275
Sinopec Capital (2013) Ltd., 4.25%, 2043 (n)	200,000	172,556

		$3,152,065
Emerging Market Sovereign - 0.4%
Oriental Republic of Uruguay, 4.5%, 2024	$27,000	$26,798
Republic of Hungary, 5.375%, 2023	20,000	19,575
Republic of Philippines, 6.375%, 2034	126,000	149,184
Republic of Romania, 4.375%, 2023 (n)	14,000	13,493
Republic of Slovakia, 4.375%, 2022 (n)	200,000	206,500

		$415,550

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 3.9%
Antero Resources Finance Corp., 6%, 2020	$30,000	$31,425
Antero Resources Finance Corp., 5.375%, 2021 (n)	75,000	75,750
BreitBurn Energy Partners LP, 8.625%, 2020	45,000	48,150
BreitBurn Energy Partners LP, 7.875%, 2022	55,000	56,238
Carrizo Oil & Gas, Inc., 8.625%, 2018	40,000	43,450
Carrizo Oil & Gas, Inc., 7.5%, 2020	45,000	49,275
Chaparral Energy, Inc., 7.625%, 2022	230,000	248,975
Concho Resources, Inc., 6.5%, 2022	145,000	156,963
Concho Resources, Inc., 5.5%, 2023	85,000	86,275
Continental Resources, Inc., 8.25%, 2019	100,000	109,750
Continental Resources, Inc., 7.375%, 2020	35,000	39,200
Continental Resources, Inc., 4.5%, 2023	106,000	104,940
Denbury Resources, Inc., 8.25%, 2020	150,000	165,563
Energy XXI Gulf Coast, Inc., 9.25%, 2017	155,000	172,825
Energy XXI Gulf Coast, Inc., 7.5%, 2021 (n)	80,000	83,800
EP Energy LLC, 6.875%, 2019	40,000	43,100
EP Energy LLC, 9.375%, 2020	150,000	172,500
EP Energy LLC, 7.75%, 2022	105,000	118,125
EPL Oil & Gas, Inc., 8.25%, 2018	120,000	128,850
EQT Corp., 4.875%, 2021	198,000	205,714
Halcon Resources Corp., 8.875%, 2021	315,000	319,725
Harvest Operations Corp., 6.875%, 2017	155,000	167,400
Hess Corp., 8.125%, 2019	120,000	150,783
Hilcorp Energy I/Hilcorp Finance Co., 8%, 2020 (n)	35,000	37,888
Laredo Petroleum, Inc., 9.5%, 2019	65,000	72,475
LINN Energy LLC, 7.75%, 2021	127,000	131,763
MEG Energy Corp., 6.5%, 2021 (n)	55,000	57,200
MEG Energy Corp., 7%, 2024 (n)	50,000	51,000
QEP Resources, Inc., 6.875%, 2021	180,000	191,250
Range Resources Corp., 8%, 2019	65,000	69,225
Range Resources Corp., 5%, 2022	85,000	83,513
Samson Investment Co., 10.5%, 2020 (n)	60,000	64,875
SandRidge Energy, Inc., 8.125%, 2022	160,000	168,600
SM Energy Co., 6.5%, 2021	95,000	101,650
Whiting Petroleum Corp., 6.5%, 2018	75,000	79,688

		$3,887,903
Energy - Integrated - 1.6%
BP Capital Markets PLC, 4.5%, 2020	$106,000	$115,532
BP Capital Markets PLC, 4.742%, 2021	240,000	263,156
LUKOIL International Finance B.V., 3.416%, 2018 (n)	214,000	215,648
LUKOIL International Finance B.V., 4.563%, 2023 (n)	290,000	269,700

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - continued
Pacific Rubiales Energy Corp., 7.25%, 2021 (n)	$142,000	$149,455
Petro-Canada, 6.05%, 2018	500,000	585,349

		$1,598,840
Engineering - Construction - 0.1%
BakerCorp International, Inc., 8.25%, 2019	$105,000	$104,213

Entertainment - 0.6%
Activision Blizzard, Inc., 6.125%, 2023 (n)	$65,000	$68,088
AMC Entertainment, Inc., 8.75%, 2019	155,000	165,850
Cedar Fair LP, 9.125%, 2018	60,000	65,400
Cedar Fair LP, 5.25%, 2021 (n)	90,000	88,200
Cinemark USA, Inc., 5.125%, 2022	80,000	77,100
Cinemark USA, Inc., 4.875%, 2023	55,000	51,563
Six Flags Entertainment Corp., 5.25%, 2021 (n)	95,000	93,100

		$609,301
Financial Institutions - 4.2%
Aviation Capital Group, 4.625%, 2018 (n)	$70,000	$71,677
Aviation Capital Group, 6.75%, 2021 (n)	65,000	70,398
CIT Group, Inc., 5.25%, 2018	110,000	118,525
CIT Group, Inc., 6.625%, 2018 (n)	232,000	262,160
CIT Group, Inc., 5.5%, 2019 (n)	110,000	118,525
CIT Group, Inc., 5%, 2022	105,000	103,950
Credit Acceptance Corp., 9.125%, 2017	80,000	84,300
General Electric Capital Corp., 6%, 2019	130,000	155,240
General Electric Capital Corp., 5.5%, 2020	250,000	289,225
General Electric Capital Corp., 3.1%, 2023	265,000	253,383
General Electric Capital Corp., FRN, 1.092%, 2014	300,000	300,251
Icahn Enterprises LP, 8%, 2018	156,000	162,825
Icahn Enterprises LP, 6%, 2020 (n)	50,000	51,313
International Lease Finance Corp., 8.625%, 2015	45,000	50,119
International Lease Finance Corp., 7.125%, 2018 (n)	152,000	175,750
LeasePlan Corp. N.V., 3%, 2017 (n)	280,000	283,248
LeasePlan Corp. N.V., 2.5%, 2018 (n)	200,000	197,141
Nationstar Mortgage LLC/Capital Corp., 10.875%, 2015	65,000	66,788
Nationstar Mortgage LLC/Capital Corp., 6.5%, 2018	70,000	71,225
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019	35,000	39,375
Nationstar Mortgage LLC/Capital Corp., 7.875%, 2020	145,000	150,438
NYSE Euronext, 2%, 2017	224,000	226,006
PHH Corp., 7.375%, 2019	185,000	199,800
PHH Corp., 6.375%, 2021	65,000	65,406
SLM Corp., 8.45%, 2018	200,000	233,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
SLM Corp., 8%, 2020		$260,000	$295,100
SLM Corp., 7.25%, 2022		60,000	63,600

			$4,158,768
Food & Beverages - 3.1%
Anheuser-Busch InBev S.A., 7.75%, 2019		$370,000	$466,805
B&G Foods, Inc., 4.625%, 2021		45,000	42,975
BRF S.A., 3.95%, 2023 (n)		307,000	272,463
Conagra Foods, Inc., 3.2%, 2023		238,000	222,475
Constellation Brands, Inc., 3.75%, 2021		10,000	9,425
Constellation Brands, Inc., 4.25%, 2023		105,000	98,700
Kraft Foods Group, Inc., 6.125%, 2018		130,000	153,406
Mead Johnson Nutrition Co., “A”, 4.9%, 2019		85,000	93,986
Mondelez International, Inc., 6.75%, 2014		150,000	151,932
Pernod Ricard S.A., 5.75%, 2021 (n)		156,000	173,097
SABMiller Holdings, Inc., 3.75%, 2022 (n)		414,000	419,463
Sun Merger Sub, Inc., 5.875%, 2021 (n)		90,000	93,150
TreeHouse Foods, Inc., 7.75%, 2018		80,000	84,200
Tyson Foods, Inc., 4.5%, 2022		202,000	205,629
Wm. Wrigley Jr. Co., 2.4%, 2018 (n)		141,000	142,166
Wm. Wrigley Jr. Co., 3.375%, 2020 (n)		424,000	427,582

			$3,057,454
Food & Drug Stores - 0.2%
CVS Caremark Corp., 3.25%, 2015		$180,000	$186,800

Forest & Paper Products - 0.7%
Appvion, Inc., 9%, 2020 (z)		$90,000	$87,975
Georgia-Pacific LLC, 3.734%, 2023 (n)		333,000	323,875
Graphic Packaging Holding Co., 7.875%, 2018		60,000	65,100
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	100,000	148,253
Tembec Industries, Inc., 11.25%, 2018		$55,000	60,363

			$685,566
Gaming & Lodging - 1.0%
Caesars Entertainment Operating Co., Inc., 8.5%, 2020		$50,000	$48,125
Chester Downs & Marina LLC, 9.25%, 2020 (n)		50,000	50,000
GLP Capital LP/GLP Financing II, Inc., 4.375%, 2018 (n)		60,000	61,200
Hilton Worldwide Finance Co., 5.625%, 2021 (n)		70,000	71,400
Host Hotels & Resorts, Inc., REIT, 5.25%, 2022		25,000	26,181
Isle of Capri Casinos, Inc., 8.875%, 2020		65,000	69,225
Isle of Capri Casinos, Inc., 5.875%, 2021		20,000	19,400
MGM Resorts International, 11.375%, 2018		60,000	76,650

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gaming & Lodging - continued
MGM Resorts International, 6.625%, 2021	$100,000	$105,250
Pinnacle Entertainment, Inc., 8.75%, 2020	70,000	77,350
PNK Finance Corp., 6.375%, 2021 (n)	60,000	61,950
Ryman Hospitality Properties, Inc., REIT, 5%, 2021	55,000	53,900
Seven Seas Cruises S. DE R.L., 9.125%, 2019	135,000	149,006
Wynn Las Vegas LLC, 7.75%, 2020	140,000	156,100

		$1,025,737
Health Maintenance Organizations - 0.0%
Wellcare Health Plans, Inc., 5.75%, 2020	$20,000	$20,550

Industrial - 1.3%
Cornell University, 4.35%, 2014	$240,000	$241,542
Dematic S.A., 7.75%, 2020 (n)	165,000	176,138
Howard Hughes Corp., 6.875%, 2021 (n)	85,000	88,188
Johns Hopkins University, 5.25%, 2019	235,000	270,845
Mueller Water Products, Inc., 8.75%, 2020	63,000	70,718
Princeton University, 4.95%, 2019	310,000	357,210
SPL Logistics Escrow LLC, 8.875%, 2020 (n)	90,000	95,625

		$1,300,266
Insurance - 2.4%
American International Group, Inc., 5.85%, 2018	$200,000	$230,901
American International Group, Inc., 3.375%, 2020	250,000	254,020
ING U.S., Inc., 2.9%, 2018	164,000	168,394
ING U.S., Inc., 5.7%, 2043 (n)	197,000	203,536
MetLife, Inc., 1.756%, 2017	82,000	82,059
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	180,000	184,442
Principal Financial Group, Inc., 8.875%, 2019	250,000	325,974
Prudential Financial, Inc., 6.2%, 2015	450,000	477,574
Unum Group, 7.125%, 2016	445,000	508,684

		$2,435,584
Insurance - Property & Casualty - 2.7%
Aon Corp., 3.5%, 2015	$350,000	$366,417
AXIS Capital Holdings Ltd., 5.75%, 2014	400,000	419,420
CNA Financial Corp., 5.875%, 2020	390,000	447,586
Liberty Mutual Group, Inc., 4.95%, 2022 (n)	299,000	311,704
PartnerRe Ltd., 5.5%, 2020	257,000	281,602
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	310,000	328,600
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	500,000	530,000

		$2,685,329

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - 1.6%
EDF Energies Nouvelles S.A., 6.5%, 2019 (n)		$450,000	$539,775
Eksportfinans A.S.A., 5.5%, 2016		295,000	309,750
Eksportfinans A.S.A., 5.5%, 2017		80,000	84,100
Israel Electric Corp. Ltd., 6.7%, 2017 (n)		236,000	255,719
Israel Electric Corp. Ltd., 5.625%, 2018 (n)		354,000	372,585

			$1,561,929
International Market Sovereign - 8.7%
Commonwealth of Australia, 5.75%, 2021	AUD	213,000	$216,931
Federal Republic of Germany, 4.25%, 2018	EUR	233,000	369,597
Federal Republic of Germany, 6.25%, 2030	EUR	151,000	310,880
Government of Canada, 4.5%, 2015	CAD	203,000	200,982
Government of Canada, 4.25%, 2018	CAD	164,000	171,892
Government of Canada, 3.25%, 2021	CAD	92,000	92,763
Government of Canada, 5.75%, 2033	CAD	37,000	48,641
Government of Japan, 1.1%, 2020	JPY	58,000,000	594,841
Government of Japan, 2.1%, 2024	JPY	19,100,000	214,307
Government of Japan, 2.2%, 2027	JPY	45,500,000	517,254
Government of Japan, 2.4%, 2037	JPY	47,800,000	540,828
Government of Japan, 1.8%, 2043	JPY	16,000,000	161,034
Kingdom of Belgium, 5.5%, 2017	EUR	302,000	483,319
Kingdom of Belgium, 4.25%, 2021	EUR	70,000	111,368
Kingdom of Denmark, 3%, 2021	DKK	467,000	95,423
Kingdom of Spain, 4.6%, 2019	EUR	437,000	645,266
Kingdom of Sweden, 5%, 2020	SEK	340,000	62,367
Kingdom of the Netherlands, 5.5%, 2028	EUR	109,000	201,661
Republic of Austria, 4.65%, 2018	EUR	188,000	295,879
Republic of Finland, 3.875%, 2017	EUR	86,000	131,226
Republic of France, 6%, 2025	EUR	113,000	208,314
Republic of France, 4.75%, 2035	EUR	183,000	311,804
Republic of Iceland, 4.875%, 2016 (n)		$166,000	172,848
Republic of Ireland, 4.5%, 2020	EUR	86,000	127,070
Republic of Ireland, 5.4%, 2025	EUR	52,000	79,926
Republic of Italy, 5.25%, 2017	EUR	689,000	1,037,470
Republic of Italy, 3.75%, 2021	EUR	458,000	640,050
United Kingdom Treasury, 8%, 2021	GBP	135,000	308,127
United Kingdom Treasury, 4.25%, 2036	GBP	135,000	246,902

			$8,598,970
Internet - 0.4%
Baidu, Inc., 3.25%, 2018		$205,000	$209,666
Baidu, Inc., 3.5%, 2022		200,000	186,465

			$396,131

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - 0.7%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043	$310,000	$310,632
State of Illinois (Build America Bonds), 6.725%, 2035	345,000	358,545

		$669,177
Machinery & Tools - 1.1%
Case New Holland, Inc., 7.875%, 2017	$405,000	$478,913
CNH America LLC, 7.25%, 2016	50,000	55,000
CNH Capital LLC, 3.625%, 2018	75,000	75,750
H&E Equipment Services Co., 7%, 2022	90,000	98,325
NESCO LLC/NESCO Holdings Corp., 11.75%, 2017 (n)	125,000	140,938
RSC Equipment Rental, Inc., 8.25%, 2021	115,000	130,813
United Rentals North America, Inc., 5.75%, 2018	45,000	48,319
United Rentals North America, Inc., 7.625%, 2022	45,000	50,400

		$1,078,458
Major Banks - 10.1%
ABN AMRO Bank N.V., 3%, 2014 (n)	$400,000	$401,545
ABN AMRO Bank N.V., 4.25%, 2017 (n)	400,000	431,112
Bank of America Corp., 7.375%, 2014	280,000	288,485
Bank of America Corp., 6.5%, 2016	430,000	488,203
Bank of America Corp., 3.3%, 2023	501,000	474,049
Bank of America Corp., FRN, 5.2%, 2049	135,000	121,500
Barclays Bank PLC, 5.125%, 2020	340,000	380,544
Barclays Bank PLC, FRN, 1.283%, 2014	190,000	190,199
BNP Paribas, 2.7%, 2018	400,000	409,848
Commonwealth Bank of Australia, 5%, 2019 (n)	320,000	361,003
Credit Suisse Group AG, 6.5%, 2023 (n)	360,000	381,046
Credit Suisse New York, FRN, 1.203%, 2014	250,000	250,259
DBS Bank Ltd., 2.35%, 2017 (n)	400,000	410,602
Goldman Sachs Group, Inc., 5.125%, 2015	200,000	209,529
Goldman Sachs Group, Inc., 5.75%, 2022	409,000	461,588
HSBC USA, Inc., 4.875%, 2020	360,000	390,956
ING Bank N.V., 3.75%, 2017 (n)	407,000	432,775
ING Bank N.V., 5.8%, 2023 (n)	422,000	439,878
JPMorgan Chase & Co., 2%, 2017	150,000	152,105
JPMorgan Chase & Co., 4.625%, 2021	360,000	387,742
JPMorgan Chase & Co., 6% to 2023, FRN to 2049	155,000	149,188
Macquarie Bank Ltd., 5%, 2017 (n)	167,000	182,957
Macquarie Group Ltd., 6%, 2020 (n)	230,000	254,824
Merrill Lynch & Co., Inc., 6.4%, 2017	40,000	46,496
Morgan Stanley, 6%, 2014	160,000	163,890
Morgan Stanley, 7.3%, 2019	110,000	134,900

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, 5.625%, 2019	$180,000	$206,664
Morgan Stanley, FRN, 1.838%, 2014	260,000	260,501
Morgan Stanley, FRN, 1.487%, 2016	270,000	273,597
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	150,000	156,375
Royal Bank of Scotland PLC, 2.55%, 2015	94,000	96,294
Santander U.S. Debt S.A.U., 3.724%, 2015 (n)	100,000	101,402
Standard Chartered PLC, 3.85%, 2015 (n)	290,000	301,861
Wells Fargo & Co., 7.98% to 2018, FRN to 2049	141,000	158,273
Westpac Banking Corp., 2%, 2017	450,000	459,401

		$10,009,591
Medical & Health Technology & Services - 2.9%
AmSurg Corp., 5.625%, 2020	$75,000	$78,000
Cardinal Health, Inc., 5.8%, 2016	279,000	314,243
Davita, Inc., 6.375%, 2018	160,000	168,000
Davita, Inc., 6.625%, 2020	140,000	149,800
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	65,000	72,475
Fresenius Medical Care Capital Trust III, 5.625%, 2019 (n)	75,000	81,000
Fresenius Medical Care Capital Trust III, 5.875%, 2022 (n)	85,000	90,738
HCA, Inc., 8.5%, 2019	205,000	219,094
HCA, Inc., 7.25%, 2020	80,000	87,400
HCA, Inc., 7.5%, 2022	170,000	189,125
HCA, Inc., 5.875%, 2022	90,000	93,375
HealthSouth Corp., 8.125%, 2020	170,000	187,000
IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 2019	100,000	105,750
Kinetic Concepts, Inc., 12.5%, 2019	70,000	77,350
Lifepoint Hospitals, Inc., 5.5%, 2021 (z)	90,000	90,450
McKesson Corp., 3.25%, 2016	340,000	356,199
Tenet Healthcare Corp., 8%, 2020	125,000	136,250
Tenet Healthcare Corp., 4.5%, 2021	100,000	95,500
Tenet Healthcare Corp., 8.125%, 2022	65,000	70,525
Universal Health Services, Inc., 7%, 2018	70,000	74,900
Universal Health Services, Inc., 7.625%, 2020	105,000	110,250

		$2,847,424
Medical Equipment - 0.2%
Biomet, Inc., 6.5%, 2020	$100,000	$106,000
Physio-Control International, Inc., 9.875%, 2019 (n)	52,000	58,240
Teleflex, Inc., 6.875%, 2019	85,000	89,250

		$253,490
Metals & Mining - 2.7%
ArcelorMittal S.A., 6.75%, 2022	$30,000	$32,513
ArcelorMittal S.A., 7.25%, 2041	75,000	71,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - continued
Arch Coal, Inc., 7.25%, 2020	$75,000	$56,625
Barrick Gold Corp., 4.1%, 2023	416,000	375,045
Barrick International (Barbados) Corp., 5.75%, 2016 (n)	109,000	121,474
Century Aluminum Co., 7.5%, 2021 (n)	90,000	87,525
Commercial Metals Co., 4.875%, 2023	60,000	55,950
Consol Energy, Inc., 8%, 2017	165,000	174,488
Consol Energy, Inc., 8.25%, 2020	80,000	87,000
First Quantum Minerals Ltd., 7.25%, 2019 (n)	200,000	193,000
Fortescue Metals Group Ltd., 8.25%, 2019 (n)	95,000	106,163
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 2018	150,000	149,620
Freeport-McMoRan Copper & Gold, Inc., 3.1%, 2020	250,000	241,699
Glencore Funding LLC, FRN, 1.395%, 2016 (n)	470,000	468,199
Peabody Energy Corp., 6%, 2018	40,000	42,500
Peabody Energy Corp., 6.25%, 2021	40,000	40,900
TMS International Corp., 7.625%, 2021 (n)	80,000	84,400
Vale Overseas Ltd., 4.375%, 2022	141,000	136,176
Walter Energy, Inc., 9.5%, 2019 (n)	35,000	36,575
Walter Energy, Inc., 8.5%, 2021	100,000	84,250

		$2,645,352
Miscellaneous Revenue - Other - 0.4%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 2.107%, 2018	$390,000	$384,337

Mortgage-Backed - 0.9%
Fannie Mae, 6.5%, 2036 (f)	$179,033	$200,241
Fannie Mae, 6%, 2037 (f)	118,346	130,186
Freddie Mac, 4.224%, 2020	275,759	303,774
Ginnie Mae, 9%, 2016	15,017	16,037
Ginnie Mae, 6.357%, 2058	242,964	256,662

		$906,900
Municipals - 0.0%
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	$45,000	$41,644

Natural Gas - Distribution - 0.6%
AmeriGas Finance LLC, 6.75%, 2020	$130,000	$141,700
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 2021	55,000	55,963
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 2022 (n)	20,000	20,350
GDF Suez, 1.625%, 2017 (n)	380,000	380,623

		$598,636

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Pipeline - 3.1%
Access Midstream Partners Co., 5.875%, 2021	$30,000	$32,100
Access Midstream Partners Co., 4.875%, 2023	150,000	147,000
Atlas Pipeline Partners LP, 4.75%, 2021 (n)	25,000	23,125
Colorado Interstate Gas Co., 6.8%, 2015	32,000	35,558
Crestwood Midstream Partners LP, 6.125%, 2022 (n)	20,000	20,450
Crosstex Energy, Inc., 8.875%, 2018	145,000	152,975
Crosstex Energy, Inc., 7.125%, 2022	10,000	11,400
DCP Midstream LLC, 3.875%, 2023	254,000	236,720
El Paso Corp., 7%, 2017	95,000	107,512
El Paso Corp., 7.75%, 2032	225,000	230,225
Energy Transfer Equity LP, 7.5%, 2020	125,000	142,500
Energy Transfer Partners LP, 6.5%, 2042	348,000	376,667
Enterprise Products Partners LP, 6.3%, 2017	400,000	464,894
Enterprise Products Partners LP, 7.034% to 2018, FRN to 2068	8,000	8,820
Inergy Midstream LP, 6%, 2020 (n)	80,000	81,900
Kinder Morgan Energy Partners LP, 6.375%, 2041	360,000	393,262
MarkWest Energy Partners LP, 4.5%, 2023	126,000	119,385
ONEOK Partners LP, 3.2%, 2018	160,000	165,398
Sabine Pass Liquefaction, 5.625%, 2023 (n)	200,000	189,500
Summit Midstream Holdings LLC, 7.5%, 2021 (n)	40,000	41,800
Williams Cos., Inc., 3.7%, 2023	116,000	104,978

		$3,086,169
Network & Telecom - 2.1%
Centurylink, Inc., 6.45%, 2021	$20,000	$20,850
Centurylink, Inc., 7.65%, 2042	267,000	240,968
Citizens Communications Co., 9%, 2031	85,000	85,638
France Telecom, 4.375%, 2014	240,000	245,177
Frontier Communications Corp., 8.125%, 2018	50,000	57,750
Qwest Corp., 7.5%, 2014	1,000	1,052
TW Telecom Holdings, Inc., 5.375%, 2022	35,000	34,869
TW Telecom Holdings, Inc., 5.375%, 2022 (n)	30,000	29,888
Verizon Communications, Inc., 8.75%, 2018	286,000	367,809
Verizon Communications, Inc., 5.15%, 2023	842,000	898,541
Windstream Corp., 8.125%, 2018	15,000	16,163
Windstream Corp., 7.75%, 2020	85,000	90,950
Windstream Corp., 7.75%, 2021	25,000	26,688

		$2,116,343
Oil Services - 1.2%
Bristow Group, Inc., 6.25%, 2022	$105,000	$111,038
Dresser-Rand Group, Inc., 6.5%, 2021	40,000	42,400
Edgen Murray Corp., 8.75%, 2020 (n)	80,000	92,600
Pacific Drilling S.A., 5.375%, 2020 (n)	105,000	106,050

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - continued
Shale-Inland Holdings LLC/Finance Co., 8.75%, 2019 (n)	$120,000	$122,100
Transocean, Inc., 2.5%, 2017	139,000	141,013
Transocean, Inc., 6%, 2018	400,000	453,050
Unit Corp., 6.625%, 2021	105,000	110,250

		$1,178,501
Other Banks & Diversified Financials - 6.6%
Abbey National Treasury Services PLC, 3.05%, 2018	$135,000	$140,291
Banco GNB Sudameris S.A., 3.875%, 2018 (n)	28,000	26,390
Bancolombia S.A., 5.95%, 2021	102,000	105,315
Bancolombia S.A., 5.125%, 2022	10,000	9,200
BB&T Corp., 2.05%, 2014	300,000	301,698
BBVA Banco Continental S.A., 5%, 2022 (n)	10,000	9,800
BBVA Senior Finance S.A. Unipersonal, FRN, 2.363%, 2014	300,000	301,899
Capital One Financial Corp., FRN, 1.393%, 2014	370,000	371,591
Citigroup, Inc., 6.375%, 2014	230,000	239,162
Citigroup, Inc., 6.01%, 2015	200,000	211,329
Citigroup, Inc., 8.5%, 2019	373,000	484,747
Danske Bank A.S., 3.75%, 2015 (n)	510,000	527,921
Groupe BPCE S.A., 5.7%, 2023 (n)	339,000	349,672
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	243,000	315,900
Intesa Sanpaolo S.p.A., 3.875%, 2018	248,000	253,274
Intesa Sanpaolo S.p.A., FRN, 2.637%, 2014 (n)	200,000	200,921
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	100,000	107,200
Lloyds TSB Bank PLC, 5.8%, 2020 (n)	205,000	233,707
PKO Finance AB, 4.63%, 2022 (n)	13,000	12,886
Rabobank Nederland N.V., 3.375%, 2017	242,000	257,462
Rabobank Nederland N.V., 3.95%, 2022	384,000	371,869
Santander Holdings USA, Inc., 4.625%, 2016	50,000	53,507
Santander Holdings USA, Inc., 3.45%, 2018	150,000	155,316
SunTrust Banks, Inc., 3.5%, 2017	288,000	305,369
Swedbank AB, 2.125%, 2017 (n)	269,000	272,401
U.S. Bancorp, 2.95%, 2022	192,000	180,495
Union Bank, 3%, 2016	690,000	724,199

		$6,523,521
Personal Computers & Peripherals - 0.2%
Equifax, Inc., 3.3%, 2022	$208,000	$194,185

Pharmaceuticals - 1.3%
Capsugel S.A., 7%, 2019 (n)(p)	$30,000	$30,525
Celgene Corp., 2.45%, 2015	130,000	134,037
Celgene Corp., 3.95%, 2020	300,000	310,185

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Endo Health Solutions, Inc., 7.25%, 2022	$75,000	$81,188
Hospira, Inc., 6.05%, 2017	130,000	143,363
Pfizer, Inc., 6.2%, 2019	275,000	330,498
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	125,000	134,063
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	55,000	59,263
Vantage Point Imaging, 7.5%, 2021 (n)	50,000	55,000

		$1,278,122
Pollution Control - 0.4%
Republic Services, Inc., 5.25%, 2021	$320,000	$353,160

Precious Metals & Minerals - 0.2%
Eldorado Gold Corp., 6.125%, 2020 (n)	$90,000	$88,200
IAMGOLD Corp., 6.75%, 2020 (n)	118,000	104,725

		$192,925
Printing & Publishing - 0.7%
American Media, Inc., 13.5%, 2018 (z)	$9,917	$10,661
Gannett Co., Inc., 6.375%, 2023 (n)	70,000	72,975
Gannett Co., Inc., 5.125%, 2020 (n)	45,000	45,900
Lamar Media Corp., 5%, 2023	90,000	85,950
Nielsen Finance LLC, 7.75%, 2018	85,000	92,438
Pearson Funding Five PLC, 3.25%, 2023 (n)	200,000	182,680
Pearson Funding Four PLC, 3.75%, 2022 (n)	201,000	192,961

		$683,565
Railroad & Shipping - 0.6%
Canadian Pacific Railway Co., 7.25%, 2019	$250,000	$306,727
CSX Corp., 4.1%, 2044	285,000	243,916
Kansas City Southern de Mexico S.A. de C.V., 6.125%, 2021	8,000	8,880
Watco Cos. LLC, 6.375%, 2023 (n)	15,000	14,963

		$574,486
Real Estate - 3.6%
AvalonBay Communities, Inc., 3.625%, 2020	$390,000	$397,971
Aviv Healthcare Properties LP, 6%, 2021 (n)	80,000	82,000
Boston Properties LP, REIT, 3.7%, 2018	193,000	205,523
CNL Lifestyle Properties, Inc., REIT, 7.25%, 2019	50,000	51,625
DDR Corp., REIT, 3.375%, 2023	416,000	385,123
DuPont Fabros Technology, Inc., REIT, 5.875%, 2021 (n)	270,000	278,100
ERP Operating, REIT, 5.125%, 2016	450,000	491,292
ERP Properties, REIT, 7.75%, 2020	85,000	97,809
Felcor Lodging LP, REIT, 5.625%, 2023	55,000	53,625
HCP, Inc., REIT, 5.375%, 2021	283,000	310,924

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - continued
Health Care REIT, Inc., 2.25%, 2018	$119,000	$118,818
Kimco Realty Corp., REIT, 6.875%, 2019	82,000	99,167
MPT Operating Partnership LP, REIT, 6.875%, 2021	80,000	85,800
MPT Operating Partnership LP, REIT, 6.375%, 2022	60,000	61,800
Simon Property Group, Inc., REIT, 6.1%, 2016	500,000	556,114
WEA Finance LLC, 6.75%, 2019 (n)	250,000	300,618

		$3,576,309
Retailers - 2.5%
Academy Ltd., 9.25%, 2019 (n)	$50,000	$55,250
AutoZone, Inc., 6.5%, 2014	420,000	422,804
Burlington Coat Factory Warehouse Corp., 10%, 2019	95,000	106,519
CST Brands, Inc., 5%, 2023 (n)	25,000	24,063
Dollar General Corp., 4.125%, 2017	247,000	263,894
Gap, Inc., 5.95%, 2021	379,000	420,046
J. Crew Group, Inc., 8.125%, 2019	18,000	18,968
Jo-Ann Stores Holdings, Inc., 9.75%, 2019 (n)(p)	85,000	88,825
Kohl’s Corp., 3.25%, 2023	319,000	292,693
Limited Brands, Inc., 6.9%, 2017	50,000	57,375
Limited Brands, Inc., 7%, 2020	65,000	73,125
Limited Brands, Inc., 6.95%, 2033	40,000	39,600
Macy’s, Inc., 7.875%, 2015	330,000	365,895
Rite Aid Corp., 9.25%, 2020	130,000	149,988
Sally Beauty Holdings, Inc., 6.875%, 2019	55,000	60,844
William Carter Co., 5.25%, 2021 (n)	20,000	20,350

		$2,460,239
Specialty Chemicals - 0.2%
Chemtura Corp., 5.75%, 2021	$95,000	$96,188
Koppers, Inc., 7.875%, 2019	55,000	59,675

		$155,863
Specialty Stores - 0.2%
Michaels Stores, Inc., 11.375%, 2016	$46,000	$47,150
Michaels Stores, Inc., 7.75%, 2018	115,000	124,488

		$171,638
Supermarkets - 0.8%
Kroger Co., 3.85%, 2023	$418,000	$410,996
Safeway, Inc., 6.25%, 2014	400,000	405,092

		$816,088
Supranational - 0.4%
Corporacion Andina de Fomento, 4.375%, 2022	$420,000	$421,601

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 2.7%
American Tower Corp., REIT, 4.625%, 2015	$180,000	$188,789
American Tower Corp., REIT, 4.7%, 2022	328,000	330,421
Crown Castle International Corp., 7.125%, 2019	250,000	270,725
Crown Castle International Corp., 5.25%, 2023	50,000	49,375
Crown Castle Towers LLC, 6.113%, 2020 (n)	363,000	408,300
MetroPCS Wireless, Inc., 7.875%, 2018	75,000	80,813
MetroPCS Wireless, Inc., 6.25%, 2021 (n)	70,000	72,800
Rogers Communications, Inc., 6.8%, 2018	200,000	239,971
Sprint Capital Corp., 6.875%, 2028	100,000	95,000
Sprint Corp., 7.875%, 2023 (n)	150,000	164,250
Sprint Nextel Corp., 8.375%, 2017	95,000	110,200
Sprint Nextel Corp., 9%, 2018 (n)	25,000	30,250
Sprint Nextel Corp., 6%, 2022	110,000	109,175
T-Mobile USA, Inc, 6.5%, 2024	45,000	45,563
T-Mobile USA, Inc., 6.125%, 2022	15,000	15,281
T-Mobile USA, Inc., 5.25%, 2018 (n)	40,000	41,700
T-Mobile USA, Inc., 6.464%, 2019	30,000	31,950
T-Mobile USA, Inc., 6.633%, 2021	20,000	20,950
Wind Acquisition Finance S.A., 11.75%, 2017 (n)	130,000	138,125
Wind Acquisition Finance S.A., 7.25%, 2018 (n)	200,000	210,000

		$2,653,638
Telephone Services - 0.2%
Cogent Communications Group, Inc., 8.375%, 2018 (n)	$40,000	$43,600
Level 3 Financing, Inc., 9.375%, 2019	65,000	72,638
Level 3 Financing, Inc., 8.625%, 2020	40,000	44,800

		$161,038
Tobacco - 1.4%
Altria Group, Inc., 9.25%, 2019	$91,000	$121,369
Altria Group, Inc., 4%, 2024	159,000	156,611
Lorillard Tobacco Co., 8.125%, 2019	194,000	239,610
Lorillard Tobacco Co., 6.875%, 2020	170,000	197,997
Reynolds American, Inc., 6.75%, 2017	300,000	348,481
Reynolds American, Inc., 4.75%, 2042	403,000	355,141

		$1,419,209
Transportation - Services - 1.3%
Avis Budget Car Rental LLC, 8.25%, 2019	$65,000	$70,850
Avis Budget Car Rental LLC, 9.75%, 2020	35,000	40,950
CEVA Group PLC, 8.375%, 2017 (n)	230,000	241,500
ERAC USA Finance Co., 6.375%, 2017 (n)	340,000	395,210
Navios Maritime Acquisition Corp., 8.125%, 2021 (n)	85,000	86,063
Navios Maritime Holding, Inc., 7.375%, 2022 (z)	80,000	80,400

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Transportation - Services - continued
Navios South American Logistics, Inc., 9.25%, 2019	$88,000	$95,040
Swift Services Holdings, Inc., 10%, 2018	180,000	200,475
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)	10,000	10,675
Ultrapetrol (Bahamas) Ltd., 8.875%, 2021 (n)	43,000	45,903

		$1,267,066
U.S. Government Agencies and Equivalents - 0.0%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$20,000	$20,834

Utilities - Electric Power - 3.8%
AES Corp., 8%, 2017	$20,000	$23,450
AES Corp., 7.375%, 2021	100,000	113,000
Calpine Corp., 7.875%, 2020 (n)	180,000	197,100
Calpine Corp., 6%, 2022 (n)	15,000	15,413
CMS Energy Corp., 4.25%, 2015	250,000	262,686
CMS Energy Corp., 5.05%, 2022	196,000	214,262
Covanta Holding Corp., 7.25%, 2020	125,000	136,532
Enel Finance International S.A., 6.25%, 2017 (n)	260,000	293,075
Energy Future Holdings Corp., 10%, 2020 (n)	85,000	90,100
Energy Future Holdings Corp., 10%, 2020	213,000	226,313
Exelon Generation Co. LLC, 5.2%, 2019	150,000	164,423
Exelon Generation Co. LLC, 4.25%, 2022	96,000	93,051
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	440,000	449,680
NRG Energy, Inc., 8.25%, 2020	235,000	261,438
NRG Energy, Inc., 6.625%, 2023	45,000	46,125
Oncor Electric Delivery Co., 4.1%, 2022	302,000	308,723
PPL WEM Holdings PLC, 3.9%, 2016 (n)	430,000	451,265
Progress Energy, Inc., 3.15%, 2022	452,000	437,755
Texas Competitive Electric Holdings Co. LLC, 11.5%, 2020 (n)	45,000	32,963

		$3,817,354
Total Bonds (Identified Cost, $107,408,635)		$111,418,479

Floating Rate Loans (g)(r) - 0.9%
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2020	$50,939	$51,159

Conglomerates - 0.1%
Silver II U.S. Holdings LLC, Term Loan, 4%, 2019	$50,821	$50,782

Consumer Services - 0.0%
Realogy Corp., Extended Term Loan, 4.5%, 2020	$33,298	$33,603

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Energy - Independent - 0.0%
MEG Energy Corp., Term Loan B, 3.75%, 2020	$49,200	$49,492

Entertainment - 0.0%
Cedar Fair LP, Term Loan B, 3.25%, 2020	$42,670	$42,750

Food & Beverages - 0.2%
Aramark Corp., Term Loan D, 4%, 2019	$51,386	$51,578
Darling International, Inc., Bridge Term Loan, 2014 (o)	80,895	80,895
H.J. Heinz Co., Term Loan B2, 3.5%, 2020	28,737	28,916

		$161,389
Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B2, 4%, 2020	$52,292	$52,455

Metals & Mining - 0.1%
FMG Resources Ltd., New Term Loan B, 4.25%, 2019 (o)	$54,300	$54,795

Retailers - 0.1%
Rite Aid Corp., 2nd Lien Term Loan, 4.87%, 2021	$32,164	$32,566
Toys “R” Us Property Co. I LLC, Term Loan B, 6%, 2019	67,604	65,678

		$98,244
Transportation - Services - 0.1%
Commercial Barge Line Co., 1st Lien Term Loan, 7.5%, 2019	$161,728	$159,908

Utilities - Electric Power - 0.1%
Calpine Construction Finance Co., Term Loan B1, 3%, 2020	$104,561	$103,404
Total Floating Rate Loans (Identified Cost, $858,456)		$857,981

Preferred Stocks - 0.1%
Other Banks & Diversified Financials - 0.1%
Ally Financial, Inc., 7% (z)	50	$48,048
GMAC Capital Trust I, 8.125%	3,075	82,533
Total Preferred Stocks (Identified Cost, $125,004)		$130,581

Convertible Bonds - 0.1%
Network & Telecom - 0.1%
Nortel Networks Corp., 2.125%, 2014 (a)(d) (Identified Cost, $74,181)	$75,000	$73,875

Common Stocks - 0.0%
Automotive - 0.0%
Accuride Corp. (a)	2,303	$8,084

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Printing & Publishing - 0.0%
American Media Operations, Inc. (a)	2,541	$12,425
Total Common Stocks (Identified Cost, $61,311)		$20,509

Mutual Funds - 1.4%
MFS Institutional Money Market Portfolio, 0.09%, at Cost and Net Asset Value (v)	1,349,036	$1,349,036
Total Investments (Identified Cost, $109,876,623)		$113,850,461

Other Assets, Less Liabilities - (14.8)%		(14,673,887)
Net Assets - 100.0%		$99,176,574

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $33,573,228, representing 33.9% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Ally Financial, Inc., 7% (Preferred Stock)	4/13/11-4/14/11	$46,875	$48,048
American Media, Inc., 13.5%, 2018	12/22/10	10,031	10,661
Appvion, Inc., 9%, 2020	11/13/13	88,656	87,975
IAC/InterActive Corp., 4.875%, 2018	11/12/13	20,000	20,425
Lifepoint Hospitals, Inc., 5.5%, 2021	11/21/13-11/22/13	90,150	90,450
Navios Maritime Holding, Inc., 7.375%, 2022	11/14/13	80,000	80,400
WESCO Distribution, Inc., 5.375%, 2021	11/21/13	15,000	15,113
Total Restricted Securities			$353,072
% of Net assets			0.4%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
SEK	Swedish Krona

Derivative Contracts at 11/30/13

Forward Foreign Currency Exchange Contracts at 11/30/13

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	Westpac Banking Corp.	140,237	1/17/14	$132,870	$127,390	$5,480
SELL	CAD	Goldman Sachs International	98,549	1/17/14	92,945	92,682	263
SELL	CAD	Merrill Lynch International Bank	458,611	1/17/14	441,065	431,306	9,759
BUY	GBP	Goldman Sachs International	154,374	1/17/14	249,959	252,596	2,637
SELL	JPY	Brown Brothers Harriman	19,016,689	1/17/14	186,193	185,730	463
SELL	JPY	Credit Suisse Group	30,249,905	1/14/14	307,346	295,436	11,910
SELL	SEK	Goldman Sachs International	414,643	1/17/14	63,582	63,187	395

							$30,907

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 11/30/13 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange for	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	AUD	Goldman Sachs International	102,104	1/17/14	$92,358	$92,751	$(393)
SELL	DKK	Deutsche Bank AG	518,529	1/17/14	93,902	94,483	(581)
BUY	EUR	Deutsche Bank AG	176,931	1/17/14	244,029	240,363	(3,666)
BUY	EUR	UBS AG	129,689	1/17/14	178,929	176,185	(2,744)
SELL	EUR	Barclays Bank PLC	698,573	1/17/14	943,378	949,023	(5,645)
SELL	EUR	UBS AG	13,931	1/17/14	18,909	18,926	(17)
SELL	GBP	Credit Suisse Group	254,734	1/17/14	406,751	416,813	(10,062)
SELL	GBP	Merrill Lynch International Bank	254,734	1/17/14	407,030	416,813	(9,783)
BUY	JPY	Goldman Sachs International	103,230,439	1/17/14	1,051,955	1,008,217	(43,738)

							$(76,629)

Futures Contracts Outstanding at 11/30/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	116	$14,543,500	March - 2014	$43,835

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	4	$523,000	March - 2014	$(452)

At November 30, 2013, the fund had liquid securities with an aggregate value of $214,561 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $108,527,587)	$112,501,425
Underlying affiliated funds, at cost and value	1,349,036
Total investments, at value (identified cost, $109,876,623)	$113,850,461
Cash	40,980
Receivables for
Forward foreign currency exchange contracts	30,907
Daily variation margin on open futures contracts	12,688
Investments sold	354,767
Interest	1,410,294
Other assets	1,897
Total assets	$115,701,994
Liabilities
Notes payable	$15,100,000
Payables for
Distributions	17,651
Forward foreign currency exchange contracts	76,629
Investments purchased	1,088,892
Capital shares reacquired	146,444
Payable to affiliates
Investment adviser	8,411
Transfer agent and dividend disbursing costs	968
Payable for independent Trustees’ compensation	20
Accrued interest expense	11,326
Accrued expenses and other liabilities	75,079
Total liabilities	$16,525,420
Net assets	$99,176,574
Net assets consist of
Paid-in capital	$100,493,945
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	3,972,848
Accumulated net realized gain (loss) on investments and foreign currency	(5,317,182)
Undistributed net investment income	26,963
Net assets	$99,176,574
Shares of beneficial interest outstanding	10,724,484
Net asset value per share (net assets of $99,176,574 / 10,724,484 shares of beneficial interest outstanding)	$9.25

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$5,475,987
Dividends	12,258
Dividends from underlying affiliated funds	3,270
Total investment income	$5,491,515
Expenses
Management fee	$757,324
Transfer agent and dividend disbursing costs	13,571
Administrative services fee	23,736
Independent Trustees’ compensation	14,332
Stock exchange fee	23,746
Custodian fee	19,958
Interest expense	147,428
Shareholder communications	33,963
Audit and tax fees	70,892
Legal fees	4,994
Miscellaneous	26,298
Total expenses	$1,136,242
Fees paid indirectly	(103)
Reduction of expenses by investment adviser	(262)
Net expenses	$1,135,877
Net investment income	$4,355,638
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$1,393,364
Futures contracts	67,829
Foreign currency	(152,463)
Net realized gain (loss) on investments and foreign currency	$1,308,730
Change in unrealized appreciation (depreciation)
Investments	$(3,991,327)
Futures contracts	50,490
Translation of assets and liabilities in foreign currencies	3,167
Net unrealized gain (loss) on investments and foreign currency translation	$(3,937,670)
Net realized and unrealized gain (loss) on investments and foreign currency	$(2,628,940)
Change in net assets from operations	$1,726,698

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2013	2012
Change in net assets
From operations
Net investment income	$4,355,638	$4,692,726
Net realized gain (loss) on investments and foreign currency	1,308,730	1,669,588
Net unrealized gain (loss) on investments and foreign currency translation	(3,937,670)	5,741,088
Change in net assets from operations	$1,726,698	$12,103,402
Distributions declared to shareholders
From net investment income	$(5,338,747)	$(5,301,983)
Change in net assets from fund share transactions	$(953,774)	$—
Total change in net assets	$(4,565,823)	$6,801,419
Net assets
At beginning of period	103,742,397	96,940,978
At end of period (including undistributed net investment income of $26,963 and $671,282, respectively)	$99,176,574	$103,742,397

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/13

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$1,726,698
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(48,690,954)
Proceeds from disposition of investment securities	49,821,769
Proceeds from futures contracts	67,829
Proceeds from disposition of short-term investments, net	179,815
Realized gain/loss on investments	(1,393,364)
Realized gain/loss on futures contracts	(67,829)
Unrealized appreciation/depreciation on investments	3,991,327
Unrealized appreciation/depreciation on foreign currency contracts	(3,259)
Net amortization/accretion of income	403,547
Decrease in interest and dividends receivable	84,664
Decrease in accrued expenses and other liabilities	(8,301)
Increase in receivable for daily variation margin on open futures contracts	(12,688)
Decrease in payable for daily variation margin on open futures contracts	(4,594)
Decrease in other assets	1,646
Decrease in interest payable	(2,300)
Net cash provided by operating activities	$6,094,006
Cash flows from financing activities:
Distributions paid in cash	(5,344,830)
Repurchase of shares of beneficial interest	(807,330)
Net cash used by financing activities	$(6,152,160)
Net decrease in cash	$(58,154)
Cash:
Beginning of period	$99,134
End of period	$40,980

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2013 for interest was $149,728.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.57	$8.94	$9.17	$8.86	$7.62
Income (loss) from investment operations
Net investment income (d)	$0.40	$0.43	$0.43	$0.47	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(0.24)	0.69	(0.19)	0.33	1.50
Total from investment operations	$0.16	$1.12	$0.24	$0.80	$1.99
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.49)	$(0.48)	$(0.49)	$(0.63)
From tax return of capital	—	—	—	—	(0.12)
Total distributions declared to shareholders	$(0.49)	$(0.49)	$(0.48)	$(0.49)	$(0.75)
Net increase from repurchase of capital shares	$0.01	$—	$0.01	$—	$0.00 (w)
Net asset value, end of period (x)	$9.25	$9.57	$8.94	$9.17	$8.86
Market value, end of period	$8.09	$8.86	$8.10	$8.38	$7.98
Total return at market value (%)	(3.23)	15.75	2.45	11.47	48.70
Total return at net asset value (%) (j)(r)(s)(x)	2.44	13.28	3.33	9.86	28.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.18	1.07	1.11	1.18
Expenses after expense reductions (f)	1.13	1.18	1.07	1.10	1.18
Net investment income	4.31	4.64	4.67	5.23	6.05
Portfolio turnover	39	43	38	50	63
Net assets at end of period (000 omitted)	$99,177	$103,742	$96,941	$99,965	$96,625

Financial Highlights – continued

	Years ended 11/30
	2013	2012	2011	2010	2009
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.98	1.03	0.98	1.00	1.09
Senior Securities:
Total notes payable outstanding (000 omitted)	$15,100	$15,100	$9,100	$8,000	$8,000
Asset coverage per $1,000 of indebtedness (k)	$7,568	$7,870	$11,653	$13,496	$13,078

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns at net asset value per share have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS InterMarket Income Trust I (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Notes to Financial Statements – continued

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of November 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$90,617	$48,048	$12,425	$151,090
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	—	20,834	—	20,834
Non-U.S. Sovereign Debt	—	14,150,115	—	14,150,115
Municipal Bonds	—	425,981	—	425,981
U.S. Corporate Bonds	—	69,776,252	—	69,776,252
Residential Mortgage-Backed Securities	—	1,185,786	—	1,185,786
Commercial Mortgage-Backed Securities	—	1,135,980	—	1,135,980
Asset-Backed Securities (including CDOs)	—	623,037	—	623,037
Foreign Bonds	—	24,174,369	—	24,174,369
Floating Rate Loans	—	857,981	—	857,981
Mutual Funds	1,349,036	—	—	1,349,036
Total Investments	$1,439,653	$112,398,383	$12,425	$113,850,461

Other Financial Instruments
Futures Contracts	$43,383	$—	$—	$43,383
Forward Foreign Currency Exchange Contracts	—	(45,722)	—	(45,722)

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/12	$12,070
Change in unrealized appreciation (depreciation)	355
Balance as of 11/30/13	$12,425

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at November 30, 2013 is $355.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$43,835	$(452)
Foreign Exchange	Forward Foreign Currency Exchange	30,907	(76,629)
Total		$74,742	$(77,081)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$67,829	$—
Foreign Exchange	—	(154,856)
Total	$67,829	$(154,856)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$50,490	$—
Foreign Exchange	—	3,259
Total	$50,490	$3,259

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the broker or clearing house for cleared derivatives (i.e., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, uncleared swap agreements, and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will

Notes to Financial Statements – continued

be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the

Notes to Financial Statements – continued

terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/13	11/30/12
Ordinary income (including any short-term capital gains) (a)	$5,338,747	$5,301,983

(a)	Included in the fund’s distributions from ordinary income for the year ended November 30, 2013 is $61,882 in excess of investment company taxable income, which in accordance with applicable U.S. tax law, is taxable to shareholders as ordinary income distributions.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/13
Cost of investments	$110,553,385
Gross appreciation	4,912,320
Gross depreciation	(1,615,244)
Net unrealized appreciation (depreciation)	$3,297,076
Capital loss carryforwards	(4,590,386)
Post-October capital loss deferral	(6,651)
Other temporary differences	(17,410)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after November 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of November 30, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

11/30/16	$(839,737)
11/30/17	(3,750,649)
Total	$(4,590,386)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2013, these fees paid to MFSC amounted to $3,209.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2013 was equivalent to an annual effective rate of 0.0235% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay

Notes to Financial Statements – continued

compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Deferred Trustee Compensation – Prior to MFS’ appointment as investment adviser to the fund, the fund’s former independent Trustees participated in a Deferred Compensation Plan (the “Former Colonial Trustees Plan” or “Plan”). The fund’s current independent Trustees are not allowed to defer compensation under the Former Colonial Trustees Plan. Amounts deferred under the Plan are invested in shares of certain non-MFS funds selected by the former independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. During the year ended November 30, 2013, the final payment of $1,693 was distributed in accordance with the Plan. At November 30, 2013, the fund had no unsecured obligation under this plan. There is no current year expense associated with the Former Colonial Trustees Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $686 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $262, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$759,187
Investments (non-U.S. Government securities)	$44,009,552	$43,745,598

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the year ended November 30, 2013, the fund repurchased 118,016 shares of

Notes to Financial Statements – continued

beneficial interest of which 68,101 were retired in August 2013 and 49,915 were retired on December 13, 2013. The 118,016 shares were repurchased at an average price per share of $8.08 and a weighted average discount of 11.64% per share. For the year ended November 30, 2012, there were no transactions in fund shares. Transactions in fund shares were as follows:

	Year ended 11/30/13		Year ended 11/30/12
	Shares	Amount	Shares	Amount
Capital shares reacquired	(118,016)	$(953,774)	—	$—

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $20,000,000. At November 30, 2013, the fund had outstanding borrowings under this agreement in the amount of $15,100,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on February 7, 2014. Subsequent to fiscal year end, the Trustees approved the renewal of the revolving secured line of credit up to the amount of $20,000,000 on substantially similar terms for an additional 364 day period. Borrowing under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $147,428 during the period. The fund paid a commitment fee of $4,969 based on the average daily unused portion of the revolving line of credit which is reported in “Miscellaneous” expense in the Statement of Operations. For the year ended November 30, 2013, the average loan balance was $15,100,000 at a weighted average annual interest rate of 0.98%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,528,851	30,900,084	(31,079,899)	1,349,036

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,270	$1,349,036

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS InterMarket Income Trust I:

We have audited the accompanying statement of assets and liabilities of MFS InterMarket Income Trust I (the Fund), including the portfolio of investments, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS InterMarket Income Trust I at November 30, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 15, 2014

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS InterMarket Income Trust I, which was held on October 3, 2013, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	8,821,100.063	390,752.372
Robert J. Manning	8,786,528.063	425,324.372
Laurie J. Thomsen	8,826,307.063	385,545.372

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2014, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 50)	Trustee	February 2004	2016	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
Robin A. Stelmach (k) (age 52)	Trustee	January 2014	2015	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	2015	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman
Robert E. Butler (age 72)	Trustee	January 2006	2015	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	2016	Private investor	N/A
William R. Gutow (age 72)	Trustee	December 1993	2014	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 69)	Trustee	December 2004	2014	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 59)	Trustee	January 2009	2014	Private investor	N/A
Laurie J. Thomsen (age 56)	Trustee	March 2005	2016	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	2014	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 54)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 45)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 43)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years	Other Directorships (j)
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2014, the Trustees served as board members of 142 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue Boston, MA 02199-7618	1 Lincoln Street Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
James Calmas	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown David Cole Matthew Ryan	Boston, MA 02116
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2013 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2012 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The

Board Review of Investment Advisory Agreement – continued

comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2012, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 10th out of a total of 12 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 14th out of a total of 16 funds for the one-year period and 8th out of a total of 12 funds for the five-year period ended December 31, 2012. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund under-performed its custom benchmark for each of the three- and five-year periods ended December 31, 2012 (three-year: 8.5% total return for the Fund versus 8.6% total return for the benchmark; five-year: 7.8% total return for the Fund versus 8.0% total return for the benchmark) and out-performed its custom benchmark for the one-year period ended December 31, 2012 (11.3% total return for the Fund versus 9.8% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2012, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended

Board Review of Investment Advisory Agreement – continued

December 31, 2012, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median, and the Fund’s total expense ratio was lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any comparable institutional accounts. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated), or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2013.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the Fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: CMK

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2013 and 2012, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2013	2012
Fees billed by E&Y:
MFS InterMarket Income Trust I	49,427	46,023

For the fiscal years ended November 30, 2013 and 2012, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS InterMarket Income Trust I	10,714	10,504	8,651	8,534	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS InterMarket Income Trust I *	0	0	0	0	0	0

	Aggregate Fees for Non-audit Services
	2013	2012
Fees Billed by E&Y:
To MFS InterMarket Income Trust I, MFS and MFS Related Entities#	77,365	59,038

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

March 1, 2012

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, McLean Budden Limited and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would be comprised of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders, including MFS; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carryforwards); or (4) there are severe governance concerns at the issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues—Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (e.g. a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS analyzes proposals seeking the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options.

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s Corporate Governance Code). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, some foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by investment professionals that participate in such decisions to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS corporate interests; and

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will rely on research from Glass Lewis to identify such issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. mergers and acquisitions, capitalization matters, potentially excessive executive compensation issues, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and

“golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

MFS may publicly disclose the proxy voting records of certain clients or the votes it casts with respect to certain matters as required by law. At any time, a report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information regarding the portfolio manager(s) of the MFS InterMarket Income Trust I (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
James J. Calmas	Lead and Investment Grade Debt Instruments Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1988.

William J. Adams	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005.

David P. Cole	Lower Quality Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Matthew W. Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Erik S. Weisman	Sovereign Debt Obligations Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2002.

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2012, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2012, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS InterMarket Income Trust I	James J. Calmas

Barclays U.S. Credit Bond Index

Barclays U.S. High-Yield Corporate Bond Index

JP Morgan Emerging Markets Bond Index Global

Citigroup World Government Bond Non-Dollar Hedged Index

Citigroup World Government Bond Non-Dollar Index

Barclays U.S. Government/Mortgage Bond Index

	William J. Adams	Barclays U.S. High-Yield Corporate Bond Index

	Ward Brown	JP Morgan Emerging Markets Bond Index Global

	David P. Cole	Barclays U.S. High-Yield Corporate Bond Index

	Matthew W. Ryan	JP Morgan Emerging Markets Bond Index Global

	Erik S. Weisman	Citigroup World Government Bond Non-Dollar Index

Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2013. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
James J. Calmas	N

William J. Adams	N

Ward Brown	N

David P. Cole	N

Matthew W. Ryan	N

Erik S. Weisman	N

Other Accounts

In addition to the Fund, the portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of November 30, 2013:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
James J. Calmas	8	$4.3 billion	2	$1.1 billion	0	N/A
William J. Adams	12	$7.5 billion	3	$1.3 billion	1	$102.3 million
Ward Brown	12	$11.7 billion	8	$3.9 billion	6	$3.2 billion
David P. Cole	12	$7.5 billion	1	$920.9 million	1	$102.3 million
Matthew W. Ryan	14	$12.5 billion	8	$3.9 billion	6	$3.2 billion
Erik S. Weisman	11	$6.3 billion	3	$2.4 billion	1	$30.6 million

*	Includes the Fund

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS InterMarket Income Trust I

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/12-12/31/12	0	N/A	0	1,084,250
1/01/13-1/31/13	0	N/A	0	1,084,250
2/01/13-2/28/13	0	N/A	0	1,084,250
3/01/13-3/31/13	0	N/A	0	1,084,250
4/01/13-4/30/13	0	N/A	0	1,084,250
5/01/13-5/31/13	0	N/A	0	1,084,250
6/01/13-6/30/13	0	N/A	0	1,084,250
7/01/13-7/31/13	0	N/A	0	1,084,250
8/01/13-8/31/13	68,101	8.04	68,101	1,016,149
9/1/13-9/30/13	0	N/A	0	1,016,149
10/1/13-10/31/13	0	N/A	0	1,016,149
11/1/13-11/30/13	49,915	8.14	49,915	966,234

Total	118,016	8.08	118,016

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2013 plan year is 1,084,250.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMARKET INCOME TRUST I

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: January 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: January 15, 2014

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 15, 2014

*	Print name and title of each signing officer under his or her signature.